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                                                                   EXHIBIT 10.35


                                  SALTON, INC.

                             FLEXIBLE DEFERRAL PLAN






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                       SALTON, INC. FLEXIBLE DEFERRAL PLAN

                                TABLE OF CONTENTS


Article 1.        INTRODUCTION...................................................................................1
         1.1      "THE PLAN".....................................................................................1
         1.2      "PURPOSES".....................................................................................1
         1.3      COMPLIANCE WITH SECTION 409A...................................................................1

Article 2.        Definitions....................................................................................2
         2.1      "BENEFICIARY"..................................................................................2
         2.2      "BENEFIT"......................................................................................2
         2.3      "CHANGE OF CONTROL"............................................................................2
         2.4      "CODE".........................................................................................2
         2.5      "COMPANY"......................................................................................2
         2.6      "DETERMINATION DATE"...........................................................................2
         2.7      "DISABILITY"...................................................................................2
         2.8      "EFFECTIVE DATE"...............................................................................2
         2.9      "ELECTED DISTRIBUTION DATE"....................................................................3
         2.10     "ELIGIBLE EMPLOYEE"............................................................................3
         2.11     "EMPLOYER".....................................................................................3
         2.12     "ERISA"........................................................................................3
         2.13     "FLEXIBLE DEFERRAL ACCOUNT"....................................................................3
         2.14     "PARTICIPANT"..................................................................................3
         2.15     "PLAN ADMINISTRATOR"...........................................................................3
         2.16     "PLAN YEAR"....................................................................................3
         2.17     "RELATED COMPANY"..............................................................................3
         2.18     "RETIREMENT"...................................................................................3
         2.19     "RETIREMENT ACCOUNT"...........................................................................3
         2.20     "SHORT-TERM ACCOUNT"...........................................................................4
         2.21     "TRUST"........................................................................................4
         2.22     "TRUSTEE"......................................................................................4
         2.23     "VOLUNTARY DEFERRAL"...........................................................................4

Article 3.        PARTICIPATION..................................................................................5
         3.1      SELECTION......................................................................................5
         3.2      PARTICIPATION..................................................................................5
         3.3      DURATION OF PARTICIPATION......................................................................5

Article 4.        PARTICIPANT ELECTIONS AND EMPLOYER CONTRIBUTIONS...............................................6
         4.1      INITIAL ELECTIONS..............................................................................6
         4.2      RETIREMENT ACCOUNTS AND SHORT-TERM ACCOUNTS....................................................6
         4.3      ELECTION TO DEFER COMPENSATION.................................................................7
         4.4      [SUSPENSION OF VOLUNTARY DEFERRALS.............................................................7
         4.5      DISCRETIONARY COMPANY CREDITS..................................................................8

Article 5.        DETERMINATION OF BENEFIT.......................................................................9
         5.1      CREDITS TO FLEXIBLE DEFERRAL ACCOUNT...........................................................9
         5.2      HYPOTHETICAL SHARES............................................................................9


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Salton, Inc. Flexible Deferral Plan                                       Page i


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
         5.3      INVESTMENT ELECTION............................................................................9
         5.4      EARNINGS (OR LOSSES) ON THE FLEXIBLE DEFERRAL ACCOUNT.........................................10
         5.5      STATEMENT OF ACCOUNT..........................................................................10
         5.6      VESTING.......................................................................................10
         5.7      TITLE TO AND OWNERSHIP OF ASSETS..............................................................11

Article 6.        PAYMENT OF BENEFITS...........................................................................12
         6.1      FORM OF BENEFITS..............................................................................12
         6.2      ELECTION AND CHANGE OF ELECTION OF FORM OF BENEFITS...........................................12
         6.3      PAYMENT OF BENEFITS AT RETIREMENT OR ELECTED DISTRIBUTION DATE................................12
         6.4      PAYMENT OF BENEFITS AT DISABILITY.............................................................12
         6.5      PAYMENT OF BENEFITS AT TERMINATION OF EMPLOYMENT..............................................12
         6.6      PAYMENT OF DEATH BENEFITS.....................................................................13
         6.7      PAYMENT OF BENEFITS UPON HARDSHIP.............................................................13
         6.8      INVOLUNTARY CASH-OUTS.........................................................................13
         6.9      BENEFICIARY DESIGNATION.......................................................................14
         6.10     DISBURSEMENT OF BENEFIT.......................................................................14
         6.11     INCAPACITY OF PARTICIPANT.....................................................................14

Article 7.        POWERS AND LIABILITIES........................................................................15
         7.1      PLAN ADMINISTRATION...........................................................................15
         7.2      NO FUNDING OBLIGATION.........................................................................16
         7.3      TRUST.........................................................................................16

Article 8.        GENERAL PROVISIONS............................................................................17
         8.1      CLAIMS........................................................................................17
         8.2      SPENDTHRIFT CLAUSE............................................................................18
         8.3      NO EMPLOYMENT CONTRACT........................................................................18
         8.4      ASSIGNMENT AND BINDING EFFECT.................................................................18
         8.5      WITHHOLDING FOR TAXES.........................................................................18
         8.6      AMENDMENTS....................................................................................18
         8.7      TERMINATION OF PLAN...........................................................................18
         8.8      COMPANY ACTION................................................................................19
         8.9      NO WAIVER.....................................................................................19
         8.10     SECTION HEADINGS..............................................................................19
         8.11     NOTICES.......................................................................................19
         8.12     CHOICE OF LAWS................................................................................19



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Salton, Inc. Flexible Deferral Plan                                      Page ii

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ARTICLE 1.   INTRODUCTION

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     1.1 THE PLAN. The Salton, Inc. Flexible Deferral Plan (the "Plan") is
hereby amended and restated effective as of January 1, 2005 as set forth herein. Salton, Inc. (the "Company") originally established the Plan effective June 1, 2002.

     1.2 PURPOSES. The purpose of the Plan is to permit designated employees of the Company and participating affiliates to accumulate additional retirement income through a nonqualified deferred compensation plan that enables them to defer compensation to which they will be entitled in the future. The Company intends to continue and maintain the Plan as an unfunded, nonqualified deferred compensation plan for a select group of management or highly compensated employees, and intends that the Plan constitute a "top-hat" plan within the meaning of Section 201(2) of ERISA.

     1.3 COMPLIANCE WITH SECTION 409A. The Company intends for the Plan to comply with the applicable requirements of Section 409A of the Code and regulations, rulings and other guidance issued thereunder (collectively, "Section 409A") and shall be interpreted and administered accordingly.



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Salton, Inc. Flexible Deferral Plan                                       Page 1

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ARTICLE 2. DEFINITIONS

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     2.1 "BENEFICIARY" means the person entitled to receive a Participant's
Benefit hereunder in the event of the Participant's death.

     2.2 "BENEFIT" means:

          (a) With respect to a Participant's Retirement Account, the sum of:

               (1) the Voluntary Deferral Amounts that the Participant elected with respect to the Retirement Account,

               (2) the discretionary Company credits, if any, to his or her Retirement Account in accordance with Section 4.6; and

               (3) earnings credited (and losses debited) to the Participant's Retirement Account during the period beginning on the date the Participant's First Voluntary Deferral is credited to the Retirement Account up to and including the time as the Benefit is fully paid.

          (b) With respect to each Short-Term Account of a Participant, the sum of:

               (1) the Voluntary Deferral Amounts that the Participant elected with respect to the Short-Term Account; and

               (2) earnings credited (and losses debited) to the Participant's Short-Term Account during the period beginning on the date the Participant's First Voluntary Deferral Amount is credited to the Short-Term Account up to and including such time as the Benefit is fully paid.

     2.3 "CHANGE OF CONTROL" shall mean, to the extent provided under Section 409A, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company.

     2.4 "CODE" means the Internal Revenue Code of 1986, as amended.

     2.5 "COMPANY" means Salton, Inc.

     2.6 "DETERMINATION DATE" means each date, occurring at least once in each calendar quarter, on which the earnings (or losses) on hypothetical investment accounts referred to in Section 5.2 can be determined.

     2.7 "DISABILITY" means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

     2.8 "EFFECTIVE DATE" of this amendment and restatement means January 1, 2005.


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Salton, Inc. Flexible Deferral Plan                                       Page 2

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     2.9 "ELECTED DISTRIBUTION DATE" means January 1 of the year designated by the Participant for payment of his or her Short-Term Account.

     2.10 "ELIGIBLE EMPLOYEE" means an Employee of the Employer who is affirmatively selected by the Plan Administrator to participate in the Plan and notified by the Plan Administrator of his or her eligibility pursuant to Section
3.1. An employee's designation as an Eligible Employee may be revoked by the Plan Administrator effective as of the first day of the next following Plan Year.

     2.11 "EMPLOYER" means the Company and any corporation or other business entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, and that elects to adopt the Plan pursuant to Section 8.8(b).

     2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.13 "FLEXIBLE DEFERRAL ACCOUNT" means the unfunded bookkeeping account maintained pursuant to Article 5 of this Plan representing the sum of the Participant's Benefit. A Participant's Flexible Deferral Account may consist of a Retirement Account and up to four Short-Term Accounts (each an "Account"), for which separate accountings shall be maintained.

     2.14 "PARTICIPANT" means an Eligible Employee who has become a Participant in accordance with Article 3 and whose participation has not terminated.

     2.15 "PLAN ADMINISTRATOR" means the Company, or such other person or persons as may be appointed by the Company to administer the Plan.

     2.16 "PLAN YEAR" means the calendar year.

     2.17 "RELATED COMPANY" means any corporation or business organization which is a member of a controlled group of corporations which includes the Company (as determined under Code Section 414(b)); a corporation or business organization which is under common control with the Company (as determined under Code Section 414(c)); any corporation or business organization which is a member of an affiliated service group that includes the Company (as determined under Code
Section 414(m); and any other entity required to be aggregated with the Company under Treasury regulations to be issued under Code Section 414(o).

     2.18 "RETIREMENT" means a Participant's termination of employment (that constitutes a "Separation from Service" within the meaning of Section 409A) with the Employer for any reason on or after attaining age 60, regardless of his or her years of service. The transfer of a Participant from employment by an Employer or Related Company to employment by another Employer or Related Company shall not constitute a termination of employment.

     2.19 "RETIREMENT ACCOUNT" means the portion of a Participant's Flexible Deferral Account that is designated by the Participant at the time the first Voluntary Deferral to such Account is elected, to be payable at the Participant's Retirement.

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Salton, Inc. Flexible Deferral Plan                                       Page 3

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     2.20 "SHORT-TERM ACCOUNT" means the portion of a Participant's Flexible
Deferral Account that is designated by the Participant at the time the first Voluntary Deferral to such Account is elected, to be payable (subject to Sections 6.4 through 6.8 and Section 8.7) on or after an Elected Distribution Date.

     2.21 "TRUST" means the trust so established pursuant to Section 7.3.

     2.22 "TRUSTEE" means the trustee or trustees of the Trust.

     2.23 "VOLUNTARY DEFERRAL" means the amount by which a Participant elects to have his or her current cash salary or bonus reduced in consideration of credits to his or her Flexible Deferral Account pursuant to this Plan, and the credits resulting from such election.


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Salton, Inc. Flexible Deferral Plan                                       Page 4

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ARTICLE 3. PARTICIPATION

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     3.1 SELECTION. The Plan Administrator shall select Participants from among the Eligible Employees. The Plan Administrator shall advise each Eligible Employee selected for participation of his or her selection, and afford the Eligible Employee the opportunity to make Voluntary Deferrals in accordance with
Article 4.

     3.2 PARTICIPATION. Participation in the Plan is voluntary. An Eligible Employee who is selected and who wishes to participate in the Plan must complete the initial election form specified in Section 4.1, and return such form to the Plan Administrator, in order to become a Participant. Subject to that requirement, an Eligible Employee who is selected for inclusion in the Plan shall become a Participant on the date that the Company determines his or her participation may begin.

     3.3 DURATION OF PARTICIPATION. A Participant shall continue to be a Participant so long as he or she is an Eligible Employee. A Participant who for any reason ceases to be an Eligible Employee must cease to make Voluntary Deferrals, but shall continue to be a Participant for purposes of maintaining his or her Accounts (including changing his or her designation of hypothetical investments pursuant to Section 5.3); and the Participant may resume making Voluntary Deferrals on the January 1 next following the date on which the Participant becomes an Eligible Employee; provided such Eligible Employee shall have returned a new election form to the Plan Administrator prior to such January 1. A Participant shall cease participation after the Participant or such Participant's Beneficiary, as the case may be, receives full payment of the Participant's Benefit under the Plan.


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Salton, Inc. Flexible Deferral Plan                                       Page 5

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ARTICLE 4. PARTICIPANT ELECTIONS AND EMPLOYER CONTRIBUTIONS

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     4.1 INITIAL ELECTIONS. Each Participant shall complete and file with the
Plan Administrator an initial election on a form or forms prescribed and approved by the Plan Administrator specifying:

          (a) the date that Benefits will be paid, in accordance with Section
4.2;

          (b) the salary and bonus to be deferred as Voluntary Deferrals, in accordance with Section 4.3;

          (c) the form of Benefit payment, as described in Section 6.1;

          (d) the initial investment allocation(s), as described in Section 5.3; and

          (e) his or her Beneficiary designation, as described in Section 6.7.

     4.2 RETIREMENT ACCOUNTS AND SHORT-TERM ACCOUNTS. When a Participant elects to make Voluntary Deferrals in accordance with Section 4.3, the Participant shall designate the portions of such Voluntary Deferrals to be credited to his or her Retirement Account and to his or her Short-Term Account(s).

          (a) Any amount credited to a Participant's Retirement Account shall be payable (subject to Sections 6.4 through 6.8 and Section 8.7) at or beginning at such Participant's Retirement.

          (b) Any amount credited to a Participant's Short-Term Account shall be payable (subject to Sections 6.4 through 6.8 and Section 8.7) at or beginning at his or her Elected Distribution Date, which shall be a specific future date selected in accordance with the following:

               (1) The Participant may establish one Short-Term Account each Plan Year, subject to a maximum of four Short-Term Accounts per Participant.

               (2) The Elected Distribution Date selected for each Short-Term Account shall be January 1 of a year that is more than five (for the 2002 Plan Year, more than three; and for the 2003 Plan Year, more than four) full calendar years later than the date of the Participant's first Voluntary Deferral election that relates to such Short-Term Account.

               (3) A Participant who has established a Short-Term Account may direct that part or all of his or her Voluntary Deferrals shall continue to be credited to such Short-Term Account during any Plan Year before the Plan Year in which the Elected Distribution Date for such Short-Term Account occurs.


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Salton, Inc. Flexible Deferral Plan                                       Page 6

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          (c) The election of an Elected Distribution Date for a Short-Term
Account shall be irrevocable. A Participant may not transfer accumulated Benefits between or among any Short-Term Accounts or the Retirement Account.

     4.3 ELECTION TO DEFER COMPENSATION. For each Plan Year the Participant may elect to make Voluntary Deferrals by completing and filing with the Plan Administrator a Voluntary Deferral election on a form prescribed and approved by the Plan Administrator.

          (a) Types of Deferrals:

               (1) Salary Deferrals. A Participant may defer any whole percentage up to 50% of his or her base salary each Plan Year. The minimum salary deferral shall be 1%.

               (2) Bonus Deferrals. A Participant may defer any whole percentage up to 100% of his or her annual cash bonus (if any) otherwise payable in each Plan Year beginning with Plan Year 2003. The minimum bonus deferral shall be 1%.

          (b) A Voluntary Deferral election for a Plan Year must be filed with the Plan Administrator before the beginning of the Plan Year to which it pertains, and shall be effective on the first day of the Plan Year after it is filed with the Plan Administrator. A Voluntary Deferral election filed by a Participant who first becomes eligible to participate during a Plan Year must be filed within the first thirty (30) days following the Participant's eligibility. Every Voluntary Deferral election shall be applied only with respect to a Participant's salary or bonus for services performed during the Plan Year for which the election pertains; provided, however, notwithstanding the foregoing, a Voluntary Deferral Election for the Plan Year beginning January 1, 2005 may relate in whole or part to services performed on or before December 31, 2005 as long as such election is made on or before March 15,2005.

          (c) A Participant's Voluntary Deferral election shall be effective only for the Plan Year for which such election is made. It shall continue in effect for the Plan Year for which it is made. Each Participant who wishes to make Voluntary Deferrals in a later Plan Year must complete a new Voluntary Deferral election form for that later Plan Year in accordance with subsection
(b).

     4.4 SUSPENSION OF VOLUNTARY DEFERRALS. Notwithstanding any Voluntary Deferral election made pursuant to Section 4.3, if the Participant receives a distribution on account of hardship pursuant to Section 6.7 of this Plan or a distribution on account of hardship from the Company's 401(k) Plan, the Participant's Voluntary Deferrals under this Plan shall be suspended for a period (the "Suspension Period") beginning on the date of the hardship distribution and ending on the first day of a following Plan Year that is at least six (6) months after the date of the last hardship distribution. The Participant's Voluntary Deferrals shall not resume at the end of the Suspension Period unless before the beginning of the Plan Year the Participant has made a new Voluntary Deferral election for that Plan Year in accordance with Section
4.3 (in which case Voluntary Deferrals shall resume for such Plan Year in accordance with that new election.)


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Salton, Inc. Flexible Deferral Plan                                       Page 7

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     4.5 DISCRETIONARY COMPANY CREDITS.

          (a) For any Plan Year the Company in its discretion may credit a matching contribution to the Retirement Account of each Participant for each payroll period in such Plan Year in an amount equal to:

               (1) 50% of the first six percent of compensation (as defined in the 401(k) Plan for purposes of making elective deferrals into the 401(k) Plan, including any dollar limits on compensation applicable under the 401(k) Plan whether by reason of Section 401(a)(17) of the Code or otherwise) contributed for the payroll period either as elective deferrals to the 401(k) Plan or as Voluntary Deferrals under this Plan, minus

               (2) the matching contribution (if any) actually made for such Participant under the 401(k) Plan for such payroll period.

Discretionary Company Credits under this Section 4.5(a) shall be determined each payroll period on the basis of the Participant's pay and contributions for such payroll period without true-up or other adjustment to redetermine such Discretionary Company Credits at the end of the Plan Year.

          (b) For any Plan Year the Company in its discretion may credit to the Retirement Account of any Participant an amount for such Participant determined by the Company in its sole discretion. Such credits may be in addition to or in lieu of matching credits under subsection (a), need not be (but may be) a uniform percentage of compensation, base salary, or bonus, nor a uniform dollar amount for each Participant, and may be credited to the Retirement Accounts of one or more but fewer than all of the Participants.


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Salton, Inc. Flexible Deferral Plan                                       Page 8

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ARTICLE 5. DETERMINATION OF BENEFIT

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     5.1 CREDITS TO FLEXIBLE DEFERRAL ACCOUNT. The Plan Administrator shall establish a Flexible Deferral Account for each Participant. Within each Flexible Deferral Account, the Plan Administrator shall maintain separate Accounts for the Participant's Retirement Account and Short-Term Account(s). A Flexible Deferral Account and each Retirement Account or Short-Term Account therein is an unfunded recordkeeping account, which shall be credited (or debited) with:

          (a) Voluntary Deferrals elected by the Participant in accordance with
Section 4.3;

               (1) Salary deferrals shall be credited ratably throughout the Plan Year during which the election is in effect or as otherwise provided under administrative procedures established by the Plan Administrator.

               (2) Bonus deferrals shall be credited as soon as reasonably practicable on or after the time the Participant would otherwise have received the bonus payment in cash.

          (b) Discretionary Company credits elected by the Company in accordance with Section 4.5;

          (c) Earnings (or losses) credited (or debited) in accordance with
Section 5.4; and

          (d) Distributions of Benefits pursuant to Article VI.

The balance of a Participant's Flexible Deferral Account and each Retirement Account or Short-Term Account therein as of any Determination Date shall be equal to the sum of such Participant's Voluntary Deferrals and discretionary Company credits, plus (or minus) the earnings (or losses) thereon, and minus the distributions therefrom.

     5.2 HYPOTHETICAL SHARES. A Participant's Flexible Deferral Account shall be maintained in hypothetical shares of the investment funds as directed by the Participant pursuant to Section 5.3. The number of such hypothetical shares shall be determined by dividing the cash amount directed to each investment fund by the net asset value of the fund.

     5.3 INVESTMENT ELECTION.

          (a) The Plan Administrator in its sole discretion shall determine the investment funds available for hypothetical investment of Flexible Deferral Accounts. The Plan Administrator shall provide a reasonable number of investment fund choices. Pursuant to rules and procedures established by the Plan Administrator, the Participant may elect to direct that any whole percentage of each of his or her Accounts be hypothetically invested in increments of any whole percentage in one or more of these investment funds. Such election may be made


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Salton, Inc. Flexible Deferral Plan                                       Page 9

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separately for each of his or her Accounts. Such election shall be made in the manner prescribed and approved by the Plan Administrator, which may include voice or electronic procedures for communicating changes to the Plan Administrator or its agent.

          (b) A Participant shall designate his or her initial hypothetical investment election when he or she enrolls in the Plan.

          (c) A Participant may reallocate the hypothetical investment of his or her Account balances in increments of any whole percentage at any time, including the time during which installment payments are being paid to the Participant, in the manner prescribed and approved by the Plan Administrator, which may include voice or electronic procedures for communicating changes to the Plan Administrator or its agent.

          (d) A Participant may at any time change his or her investment election with respect to future amounts credited to each of his or her Accounts in increments of any whole percentage at any time in the manner prescribed and approved by the Plan Administrator, which may include voice or electronic proceedings for communicating the changes to the Plan Administrator with agent.

     5.4 EARNINGS (OR LOSSES) ON THE FLEXIBLE DEFERRAL ACCOUNT.

          (a) Earnings (or losses) on a Participant's Accounts shall be determined as though the Accounts had actually been invested in the investment funds selected by the Participant, on the basis of the actual earnings or losses of those investment funds.

          (b) As of each Determination Date, the Accounts of each Participant shall be credited with earnings (or losses) accrued since the immediately preceding Determination Date.

          (c) Earnings (and losses) shall continue to be credited on the undistributed portion of any Account during the period when a Benefit is being paid in annual installments.

     5.5 STATEMENT OF ACCOUNT.

          (a) As soon as administratively feasible after the last Determination Date in each calendar quarter, the Plan Administrator shall provide each Participant with a statement setting forth the balance of the Participant in his or her Accounts as of such Determination Date.

          (b) The balance of a Participant's Flexible Deferral Account, and the applicable hypothetical investment funds, as of the applicable Determination Date, shown on any statement furnished in accordance with subsection (a) shall be conclusive and binding on the Participant absent bad faith or manifest error, unless the Participant brings any error, to the attention of the Plan Administrator by filing a claim for clarification of his or her future rights to benefits pursuant to Section 8.1 within ninety (90) days after receiving that statement.

          (c) The Plan Administrator may permit Participants to electronically access information respecting their Flexible Deferral Accounts in the manner prescribed and approved by the Plan Administrator.

     5.6 VESTING. A Participant's Flexible Deferral Account shall be fully and immediately vested at all times.


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     5.7 TITLE TO AND OWNERSHIP OF ASSETS. Until and except to the extent that a
Benefit is distributed to the Participant or his or her Beneficiary in accordance with this Plan, the interest of the Participant and his or her Beneficiary is subject to the conditions set forth in this Plan. Title to and beneficial ownership of any assets, whether cash or investments, which may be available or applied to pay the Participant's Benefit hereunder shall at all times until payment remain the property of the Company or the Trustees under the Trust established pursuant to Section 7.3. Neither the Participant nor his or her Beneficiary shall under any circumstances acquire any property interest whatsoever in any specific assets of the Company or any Employer as a result of this Plan.


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ARTICLE 6.  PAYMENT OF BENEFITS

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     6.1 FORM OF BENEFITS. Except as provided in Sections 6.5, 6.6(a), 6.7, 6.8, or 8.7, the Participant's Benefit shall be payable to the Participant in one of the following forms as the Participant shall elect as provided in Section 6.2 on a form prescribed and approved by the Plan Administrator:

          (a) Benefits payable from a Retirement Account shall be payable in either of the following forms:

               (1) Lump sum, or

               (2) Annual installments for a period of five (5), ten (10), or fifteen (15) years.

          (b) Benefits payable from a Short-Term Account shall be payable in either of the following forms:

               (1) Lump sum, or

               (2) Annual installments for a period of up to five (5) years.

     6.2 ELECTION AND CHANGE OF ELECTION OF FORM OF BENEFITS. The Participant's initial election of a form of Benefits for payment of his or her Retirement Account and (separately) for payment of any Short-Term Account shall be made on a form prescribed and approved by the Plan Administrator at the beginning of the Plan Year (or upon initial eligibility for the Plan if a Participant enters the Plan in mid-year).

     6.3 PAYMENT OF BENEFITS AT RETIREMENT OR ELECTED DISTRIBUTION DATE.

          (a) A Benefit payable from a Participant's Retirement Account shall be paid or (if installments) shall begin in the form elected by the Participant within sixty (60) days following the Participant's Retirement.

          (b) A Benefit payable from a Participant's Short-Term Account shall be paid or (if installments) shall begin in the form elected by the Participant on or as soon as administratively practicable following the Participant's Elected Distribution Date.

     6.4 PAYMENT OF BENEFITS AT DISABILITY. If a Participant incurs a Disability, his or her Benefit shall be paid or (if installments) shall begin in the form elected by the Participant as soon as practical following one hundred eighty (180) days of Disability.

     6.5 PAYMENT OF BENEFITS AT TERMINATION OF EMPLOYMENT.

     If a Participant terminates his or her employment (that constitutes a "Separation from Service" within the meaning of Section 409A) for any reason other than Retirement, death or


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Salton, Inc. Flexible Deferral Plan                                      Page 12

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Disability, his or her Benefit shall be paid in a lump sum payment as soon as administratively practicable following his or her separation from service. However, if at the time of separation from service the Participant is a "Specified Employee" within the meaning of Section 409A, his or her Benefit shall be paid in a lump sum on the date which is six months after Separation from Service.

     6.6 PAYMENT OF DEATH BENEFITS.

          (a) If a Participant dies before payment of his or her Benefit has begun, his or her Beneficiary shall receive a lump sum payment of the Benefit as soon as administratively practicable following the Participant's death (or, if later, following written notification of the Participant's death and submission of a death certificate to the Plan Administrator).

          (b) If a Participant dies after payment of his or her Benefit has begun, his or her Beneficiary shall receive the remaining payments in accordance with the installment schedule in effect as of the Participant's death.

     6.7 PAYMENT OF BENEFITS UPON HARDSHIP.

          (a) If a Participant incurs an unforeseeable emergency as defined below, either during employment or after his or her employment terminates, the Plan Administrator, upon request of a Participant and substantiation acceptable to the Plan Administrator in its sole discretion, may direct premature distribution of part of the Participant's Flexible Deferral Account not exceeding the lesser of (1) 50% of the balance of the Flexible Deferral Account, excluding the portion of the Flexible Deferral Account attributable to discretionary Company credits (and earnings, gains or losses thereon), or (2) the amount necessary to satisfy the emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution after taking into consideration the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent such liquidation would not itself cause severe financial hardship), or by cessation of compensation deferral under this Plan or elective deferrals under the 401(k) Plan.

          (b) For this purpose, the term "unforeseeable emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, of the Participant's spouse or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Plan Administrator taking into account the facts of each case. An unforeseeable emergency does not include the need to send a Participant's child to college or the desire to purchase a home.

          (c) In the event of any payment of Benefits under this Section, Voluntary Deferrals will be suspended in accordance with Section 4.4.

     6.8 INVOLUNTARY CASH-OUTS. Notwithstanding the foregoing provisions of this
Article VI, the time or schedule of a payment to a Participant shall be accelerated, provided that (a) the entire value of the Participant's Flexible Deferral Account is paid; (b) the payment is made on or before the later of (1) December 31 of the calendar year in which occurs the Participant's separation from service (as defined in Section 409A) or (2) the date 2 1/2 months after the Participant's separation from service; and (c) the payment is not greater than $10,000.


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Salton, Inc. Flexible Deferral Plan                                      Page 13

     6.9 BENEFICIARY DESIGNATION.

          (a) The Participant may designate a Beneficiary, or change his or her Beneficiary without the consent of any Beneficiary, on a form prescribed and approved by the Plan Administrator, signed by the Participant, and delivered to the Plan Administrator before such Participant's death.

          (b) If the Participant fails to designate a Beneficiary or if all of the Participant's designated Beneficiaries die before payment in full of the Participant's Benefits, then unpaid amounts shall be paid to the Participant's surviving spouse, if any, or if none, then in equal shares to his or her children (with the descendants of any deceased child taking that child's share per stirpes), or if there are neither a surviving spouse nor surviving children or their descendants, than to the estate of the last to die of the Participant and all designated beneficiaries.

          (c) The Beneficiary of a Participant who has died and who is receiving payment of a Benefit in installments pursuant to Section 6.6 (b) shall have the same right as the Participant to designate hypothetical investment funds under
Section 5.3, and to receive a statement under Section 5.5, for the Flexible Deferral Account (or portion of a Flexible Deferral Account ) as to which he or she is a Beneficiary.

     6.10 DISBURSEMENT OF BENEFIT. All Benefits shall be paid by negotiable check or other cash equivalent from the Trust or other general funds of the Company. The Plan Administrator shall advise the Trustee in writing as soon as practicable of Benefits due and payable to Participants and designated Beneficiaries under the Plan. Such notice shall include the name of each Participant or designated Beneficiary, such person's Social Security number, his or her current mailing address, the amount of the Benefit to be paid, and whether the Company has paid or intends to pay such Benefit directly or whether such Benefit should be paid from the Trust. Any amount not paid by the Trust shall be paid by the Company out of its general revenues.

     6.11 INCAPACITY OF PARTICIPANT. In the event any Benefit is payable under this Plan to a minor or other individual who is legally, physically or mentally incompetent to receive such payment, the Plan Administrator in its sole discretion may pay such Benefit to one or more of the following persons:

          (a) Directly to such minor or other person.

          (b) To the legal guardian or conservator of such minor or other person.

          (c) To the spouse, parent, brother, sister, child or other relative of such minor or other person for the use of such minor or other person.

The Plan Administrator shall not be required to see to the application of any payment so made to any of such persons, but the receipt therefor shall be a full discharge of the liability of the Plan, the Plan Administrator, the Company, the Trustee and all Employers, to such minor or other person.


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Salton, Inc. Flexible Deferral Plan                                      Page 14

ARTICLE 7. POWERS AND LIABILITIES

--------------------------------------------------------------------------------


     7.1 PLAN ADMINISTRATION. The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have full discretionary power and authority to:

          (a) interpret, construe and administer this Plan, determine the application of the Plan to situations where such application is unclear or disputable, and make equitable adjustments for any mistakes or errors made in the administration of the Plan.

          (b) to resolve all questions of fact arising in the administration of the Plan and relating to the rights of Participants and their Beneficiaries and the amount of their respective benefits;

          (c) To adopt such rules, regulations and forms as it may deem necessary for the proper and efficient administration of the Plan;

          (d) To enforce the Plan in accordance with its terms and the rules, regulations and forms adopted by the Plan Administrator;

          (e) To take such action and establish such procedures as it deems necessary or appropriate to coordinate Voluntary Deferrals and Benefits under this Plan with the 401k) Plan;

          (f) To take such action and establish such procedures as it deems necessary or appropriate to implement Participant designations of hypothetical investment funds and to coordinate the investment of Trust assets with such designations to reduce or eliminate the Company's exposure to market fluctuations;

          (g) To instruct the Trustee regarding payments from the Plan and to provide, amend, and supplement from time to time a schedule of payments to be made from the Trust for purposes of the Plan;

          (h) To employ such counsel, auditors, actuaries, or other specialists (who may be counsel, auditors, actuaries or other specialists for the Company), to appoint agents for the receipt of elections and instructions by Participants and maintenance of records of Flexible Deferral Accounts, and to engage such clerical or other services to the extent such services are not provided by the Company;

          (i) To delegate such of its powers and authorities to such person or persons, with his, her, its or their consent, as the Plan Administrator may appoint;

          (j) To do all other things the Plan Administrator deems necessary or desirable for the advantageous administration of the Plan and to make the Plan fully effective in accordance with its terms and intent.


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

Any and all interpretations, constructions and actions of the Plan Administrator shall be binding and conclusive on all interested persons.

     7.2 NO FUNDING OBLIGATION. This Plan constitutes a mere promise to pay benefits. To the extent that any person acquires a right to receive payments from an Employer under this Plan, such right shall be no greater than the right of any unsecured general creditor of that Employer. This Plan is intended to be an unfunded plan for tax purposes and a deferred compensation plan for a select group of management and highly compensated employees for purposes of ERISA.

     7.3 TRUST. The Company may but need not establish a grantor trust, of the type commonly referred to as a "rabbi trust," to be known as the Salton, Inc. Deferred Compensation Trust, for the purpose of holding assets, subject to the claims of the general creditors of the Employers, for the purpose of paying Benefits under the Plan. The assets so held in the Trust shall remain the general assets of the Employers, each of which is the grantor of its respective portion of the Trust. No Participant or Beneficiary shall have any right, title or interest whatsoever in or to the Trust. In its discretion the Employers (or the Trust) may purchase life insurance insuring the lives of Participants and may require the Participants to provide information necessary to obtain such life insurance.




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Salton, Inc. Flexible Deferral Plan                                      Page 16

ARTICLE 8. GENERAL PROVISIONS

--------------------------------------------------------------------------------

     8.1 CLAIMS.

          (a) If the Participant or Beneficiary believes a Benefit has not been paid in accordance with this Plan, or questions the accuracy of any statement provided in accordance with Section 5.5 and wishes to clarify his or her right to future Benefits, such Participant or Beneficiary (Claimant) may submit a claim for such Benefit. Any such claim shall be in writing addressed to the Plan Administrator.

          (b) Written or electronic notice of the disposition of a claim shall be furnished to the Claimant within ninety days after receipt of the claim by the Plan Administrator unless special circumstances require an extension of time for processing for up to an additional ninety days. If such an extension of time is taken, before the expiration of the initial ninety-day period, the Plan Administrator shall inform the Claimant of the delay in writing, including the reasons therefor and the date by which the Plan Administrator expects to render its decision.

          (c) If a claim is denied, the reasons for the denial shall be specifically set forth in the notice of claim denial, in language calculated to be understood by the Claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the Claimant can perfect the claim shall be provided. In addition, the Claimant shall be furnished with an explanation of the Plan's claims review procedure.

          (d) Any Claimant who has been denied a benefit by a decision of the Plan Administrator shall be entitled to review of the denial by filing with the Plan Administrator a written request for appeal of the denial. Such request, together with a written statement of the reasons why the Claimant believes his or her claim should be allowed, shall be filed with the Plan Administrator no later than sixty days after the Claimant's receipt of the notification of denial of his or her claim.

          (e) The Claimant or his or her authorized representative shall have an opportunity to submit written comments, documents, records and other information relating to the claim for benefits. Upon request by the Claimant or his or her authorized representative, the Plan Administrator shall provide reasonable access to and copies of all documents, records and other information relevant to the Claimant's claim for benefits. Such copies shall be provided free of charge.

          (f) The review shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          (g) The Plan Administrator shall render a decision on review not later than sixty days after its receipt of a timely request for review unless special circumstances require an extension of time for processing for up to sixty additional days. If such an extension of time is taken, the Plan Administrator shall inform the Claimant of the delay in writing before the


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Salton, Inc. Flexible Deferral Plan                                      Page 17
expiration of the initial sixty-day period, including the date by which the Plan Administrator expects to render its decision.

          (h) The Plan Administrator shall provide the Claimant with written or electronic notification of the Plan Administrator's decision on review. The decision on review shall be written in a manner calculated to be understood by the Claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision shall include a statement that the Claimant is entitled to receive reasonable access to and copies of all documents, records and other information relevant to the Claimant's claim for benefits and a statement of the Claimant's right to bring an action under Section 502(a) of ERISA. Such copies shall be provided free of charge, upon request.

          (i) A Claimant may not file any action under Section 502(a) of ERISA or other suit relating to Benefits in any court unless the claims procedure of this Section 8.1 has been exhausted, or more than one (1) year after receipt of the Plan Administrator's decision on review.

     8.2 SPENDTHRIFT CLAUSE. The Benefits payable to the Participant or Beneficiary under this Plan may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution, or other legal or equitable process, and no Benefit actually paid to the Participant or Beneficiary shall be subject to any claim for repayment by the Company.

     8.3 NO EMPLOYMENT CONTRACT. This Plan shall not be construed to alter or in any way affect the employment relationship between the Company and the Participant.

     8.4 ASSIGNMENT AND BINDING EFFECT. Neither the Company nor the Participant may assign or transfer its rights and/or obligations under this Plan except that the Company may assign this Plan and its interests therein to a subsidiary or an affiliated corporation under common control. Notwithstanding the foregoing, this Plan shall be binding on the heirs and successors in interest of the Company and the Participant.

     8.5 WITHHOLDING FOR TAXES. The Company shall deduct from all payments made hereunder all applicable federal, state and local taxes required by law to be withheld from such payments.

     8.6 AMENDMENTS. The Company by written resolution of its Board of Directors may amend the Plan in any manner prospectively or retroactively, in its sole discretion for any reason whatsoever. However, no amendment shall reduce the Benefit of any Participant below the Benefit to which he or she would be entitled if his or her employment terminated by resignation on the day before the amendment is adopted.

     8.7 TERMINATION OF PLAN. In the event of a Change of Control all Flexible Deferral Accounts, shall be distributed to Participants or their Beneficiaries as soon as practicable in the form of a lump sum distribution, notwithstanding any elections pursuant to Article 6 of the Plan. The Company by written resolution of its Board of Directors may terminate the Plan at any time whether or not in connection with a Change of Control. In the event of a termination of the Plan not in connection with a Change of Control, all Flexible Deferral Accounts shall be distributed to Participants or their Beneficiaries to the extent permitted by Section 409A as soon as


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Salton, Inc. Flexible Deferral Plan                                      Page 18
practicable in the form of a lump sum distribution, notwithstanding any elections pursuant to Article 6 of the Plan.

     8.8 COMPANY ACTION.

          (a) Except for matters on which this Plan specifically requires action by the Board of Directors, or any action or decision the Company is required or permitted to take under this Plan (either as sponsor of the Plan, as Employer, as Plan Administrator, or in any other capacity) will be properly done if done by resolution of the Board of Directors or in writing over the signature of the Company's President or of its Vice President - Human Resources (or if the Company has no officer with that title, then of the Company officer having substantially equivalent portion and responsibilities to a Vice President - Human Resources); or of any officer authorized by resolution of the Board of Directors to take actions or decisions of that type respecting this Plan. However, neither the President nor the Vice President - Human Resources nor such other officer may unilaterally take action on behalf of the Company specifically respecting his or her own Benefit under the Plan.

          (b) Any Employer other than the Company may with the consent of the Company adopt this Plan for the benefit of its Eligible Employees. In such event such Employer shall be deemed to have irrevocably appointed the Company as its agent to take all actions and make all decisions on its behalf, to the end that Participants, Beneficiaries, the Trustee, and all other persons, may deal with the Company as if it were the only Employer under this Plan.

     8.9 NO WAIVER. The failure of the Company or Participant to object to or to take affirmative action with respect to any conduct of the other which is in violation of the provisions of this Plan shall not be construed as a waiver of that violation or of any future violation of the provisions of this Plan.

     8.10 SECTION HEADINGS. The headings of sections in this Plan are for reference only and shall not affect the meaning of this Plan.

     8.11 NOTICES. Any notices or other communications required or contemplated under the provisions of this Plan shall be in writing and delivered in person evidenced by a signed receipt, or mailed by certified or first class mail postage prepaid, or delivered electronically pursuant to Department of Labor regulations at 29 C.F.R. ss. 2520.104b-1(c)(I), (iii) and (iv). The address for notice to the Company or the Plan Administrator shall be the principal office of the Company, except that the Plan Administrator may provide that notice may be given directly to an agent of the Plan Administrator at the mailing or electronic address specified by the Plan Administrator. The address for notice to a Participant shall be his or her home address as last recorded in the employment records of the Company or (if applicable) his or her electronic address in effect on the Company's internal electronic information system.

     8.12 CHOICE OF LAWS. This Plan shall be construed in accordance with and governed by the laws of the State of Illinois to the extent they are not preempted by federal law.

     8.13 PLAN EXPENSES. The costs and expenses for administering this Plan consisting of trustee fees and expenses, fees and expenses of outside experts, expenses of maintaining records of the Plan and all other administrative expenses of the Plan, shall be paid by the Company. However, the Plan Administrator may impose reasonable charges for ministerial or


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Salton, Inc. Flexible Deferral Plan                                      Page 19
administrative services uniquely related to a particular Participant's Flexible Deferral Account and deduct such charges from the Participant's Flexible
Deferral Account.

     IN WITNESS WHEREOF, Salton, Inc. has caused this Plan to be executed as of this 8th day of September, 2005.



                                         SALTON, INC.


                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------








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Salton, Inc. Flexible Deferral Plan                                      Page 20